                                                                    EXHIBIT 1(f)

                     FIFTH AMENDMENT DATED OCTOBER 14, 2002

          TO JANUS ADVISER SERIES TRUST INSTRUMENT DATED MARCH 22, 2000

         Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of Janus Adviser Risk Managed Large Cap Growth Fund, Janus Adviser Risk Managed Large Cap Core Fund, and Janus Adviser Mid Cap Value Fund as series of Janus Adviser Series and to change the name of Janus Adviser Global Value Fund to Janus Adviser International Value Fund:


                                   SCHEDULE A

Series of the Trust                                                             Available Classes
-------------------                                                             -----------------

Janus Adviser Aggressive Growth Fund                                            Class I Shares
                                                                                Class C Shares

Janus Adviser Balanced Fund                                                     Class I Shares
                                                                                Class C Shares

Janus Adviser Capital Appreciation Fund                                         Class I Shares
                                                                                Class C Shares

Janus Adviser Core Equity Fund                                                  Class I Shares
                                                                                Class C Shares

Janus Adviser Flexible Income Fund                                              Class I Shares
                                                                                Class C Shares

Janus Adviser Growth Fund                                                       Class I Shares
                                                                                Class C Shares

Janus Adviser Growth and Income Fund                                            Class I Shares
                                                                                Class C Shares

Janus Adviser Strategic Value Fund                                              Class I Shares
                                                                                Class C Shares

Janus Adviser International Fund                                                Class I Shares
                                                                                Class C Shares

Janus Adviser International Value Fund                                          Class I Shares
                                                                                Class C Shares

Janus Adviser Mid Cap Value Fund                                                Class I Shares
                                                                                Class C Shares


Janus Adviser Money Market Fund                                                 Class I Shares
                                                                                Class C Shares

Janus Adviser Risk Managed Large Cap Core Fund                                  Class I Shares
                                                                                Class C Shares

Janus Adviser Risk Managed Large Cap Growth Fund                                Class I Shares
                                                                                Class C Shares

Janus Adviser Worldwide Fund                                                    Class I Shares
                                                                                Class C Shares



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